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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                         _____________________________

                                  FORM 8-K/A

                              AMENDMENT NO. 2 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of earliest
                     event reported):  FEBRUARY 14, 1995

                         _____________________________

                             NASH-FINCH COMPANY
            (Exact name of Registrant as specified in its charter)

           DELAWARE                  0-785                 41-0431960
    (State of Incorporation)      (Commission file      (I.R.S. Employer
                                       number)         Identification No.)
    7600 FRANCE AVENUE SOUTH
          P.O. BOX 355
     MINNEAPOLIS, MINNESOTA                                55440-0355
      (Address of principal                                (Zip Code)
       executive offices)

Registrant's telephone number, including area code:  (612) 832-0534
                         _____________________________




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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a)   Previous Independent Accountants

      (i) On February 14, 1995, the Board of Directors of Nash-Finch Company (the "Registrant") decided to change independent accountants for the fiscal year beginning January 1, 1995 and thereby dismissed KPMG Peat Marwick LLP ("KPMG"), such dismissal to become effective upon completion of the audit for the fiscal year ended December 31, 1994.

      (ii) The reports of KPMG on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      (iii) The Registrant's Audit Committee participated in and recommended to the Board of Directors of the Registrant the decision to change independent accountants.

      (iv) In connection with its audits for the two most recent fiscal years and through the date hereof, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference thereto in their report on the financial statements for such years.

      (v) In the opinion of the management of the Registrant, during the two most recent fiscal years and through the date hereof, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). At a meeting of the Audit Committee of the Board of Directors held on February 10, 1995, the Audit Committee informed representatives of KPMG that the Audit Committee would recommend that the full Board of Directors take action to change the Registrant's independent auditors. The decision of the Audit Committee and of the full Board of Directors to change the Registrant's independent auditors was not based upon any disagreement with KPMG. Following the February 10, 1995 Audit Committee meeting, one of the representatives of KPMG that participated in the meeting sent a letter to the Chairman of the Audit Committee stating his view that the Audit Committee should reconsider its decision to change accounting firms in light of changes affecting the Registrant's industry generally, the recent acceleration of a planned succession at the CEO level due to the accidental death of the Company's CEO in late 1994, internal consideration given to the development of a CFO function, unresolved litigation matters, and the continuing internal review and refinement of the Company's credit policies. KPMG subsequently advised the Registrant that each of these items had been resolved to KPMG's satisfaction, and that KPMG's letter of February 10, 1995 could be construed as a reportable event within the meaning of paragraph (a)(1)(v) of Item 304 of Regulation S-K. The Registrant does not agree that the decision of the Registrant to change independent auditors or KPMG's communication of February 10, 1995 requesting the Audit Committee to reconsider its decision could be construed as a reportable event within the meaning of paragraph
            (a)(1)(v) of Item 304 of Regulation S-K.


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      (vi)  The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. The Registrant delivered a copy of this Amendment No. 2 to the Registrant's Report on Form 8-K to KPMG on March 17, 1995. Attached hereto as Exhibit 16.2 is a copy of the letter of KPMG to the SEC dated March 21, 1995.

(b)   New Independent Accountants

      (i) The Board of Directors of the Registrant has approved the engagement of Ernst & Young LLP as its new independent accountants for the fiscal year ending December 30, 1995. During the two most recent fiscal years and through February 14, 1995, the Registrant has not consulted with Ernst & Young LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS

            16.2 Letter from KPMG Peat Marwick LLP to the SEC dated March 21, 1995 and delivered to the Registrant on March 21, 1995.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 2 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NASH-FINCH COMPANY


                                          /S/ Norman R. Soland
                                          ----------------------
                                          Norman R. Soland, Esq.
                                          Vice President, Secretary
                                          and General Counsel
Dated: March 21, 1995



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                              INDEX TO EXHIBITS



EXHIBIT                                                                   PAGE

16.2  Letter from KPMG Peat Marwick LLP to the SEC dated March 21, 1995 and delivered to the Registrant on March 21, 1995. . . . . . . . .